SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


       Date of Report (Date of earliest event reported): November 18, 2002


                             CIMETRIX, INCORPORATED
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             (Exact name of Registrant as specified in its charter)


        Nevada                       0-16454                    87-0439107
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 State of Incorporation        Commission File No.              IRS Employer
                                                              Identification No.



          6979 South High Tech Drive, Salt Lake City, Utah 84047-3757
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                    (Address of principal executive offices)


       Registrant's telephone number, Including Area Code: (801) 256-6500
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Item 5.  Other Events
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Appointment of Interim Chief Financial Officer

     The Board of Directors of Cimetrix, Incorporated (the "Company") appointed Joe K. Johnson as Interim Chief Financial Officer of the Company, effective November 18, 2002.

     Mr. Johnson has served as a director of the Company since April 2001, and remains in that capacity. Since 1998 Mr. Johnson has been the manager of Aspen Capital Resources, LLC, an investment company that provides bridge financing to public companies. From 1983 to 1998, Mr. Johnson was President of Aspen Finance, a Salt Lake City, Utah insurance agency. Mr. Johnson attended the University of Utah in Salt Lake City, Utah, majoring in Finance. He left the University of Utah in 1983 to pursue a career in the insurance industry. Mr. Johnson served as a director of Covol Technologies, Inc. from 1998 to 1999 and has served as a director of First Scientific, Inc. since April 2001.

     Mr. Johnson succeeds Riley G. Astill who is leaving the Company to pursue other opportunities. Mr. Astill served as Vice President of Finance, Treasurer and Chief Financial Officer since December 1997. Mr. Johnson will serve as Interim Chief Financial Officer until further notice.




                                   SIGNATURES
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     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CIMETRIX, INCORPORATED
                                  (Registrant)



Dated: November 19, 2002                By:/s/ Robert H. Reback
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                                           Robert H. Reback
                                           President and Chief Executive Officer